digital turbine

Digital Turbine

Bill Stone, CEO

B. Riley Conference

May 25, 2017

Safe Harbor Statement

This presentation includes "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include risks associated with Ignite adoption among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying Ignite); actual mobile device sales and sell-through where Ignite is deployed is out of our control; new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control; risks associated with fluctuations in the number of Ignite slots across US carrier partners; the challenges, given the Company's comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as Adjusted EBITDA); varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products; changes in economic conditions and market demand; rapid and complex changes occurring in the mobile marketplace; pricing and other activities by competitors; derivative and warrant liabilities on our balance sheet will fluctuate as our stock price moves and will also produce changes in our income statement; these fluctuations and changes might materially impact our reported GAAP financials in an adverse manner, particularly if our stock price were to rise; technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources; and other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications. You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

digital turbine





Right App. Right Person. Right Time.

Digital Turbine is a mobile platform company. We connect apps to screens. We work at the convergence of Media and Mobile — setting a new standard for app delivery.







Exclusive Global Carrier and OEM Partnerships

Partnered with **30+** mobile operators & OEMs

Ignite has delivered over **500,000,000** app preloads

Operators

- at&t
- Globe
- Jio
- OPTUS
- cricket wireless
- indosat
- T-Mobile
- Smart
- américa móvil
- AXIS
- tigo
- Singtel
- TRACFONE
- U.S. Cellular
- vodafone
- verizon
- MILLICOM

OEMs

- motorola
- ARCHOS
- acer
- BLU BOLD LIKE US
- Lenovo
- VIZIO
- micromax
- INDUS
- CLOUDFONE

Active campaigns in over **150+ countries**

Adding over **5,000,000** new devices per month

Pay delivers more than **8,000,000** transactions per year

digital turbine

digital turbine®

We work with over 300 premier advertisers and agencies delivering thousands of apps including 70 of the top 100 grossing apps on Google Play.

Travel	Hotels.com	ORBITZ	UBER
Social	twitter	facebook	YAHOO!
Real Estate	trulia	Zillow	xome
Finance	American Express	VISA	mint.com
Shopping	amazon	ebay	zulily
Retail	Walgreens	Starbucks	Target
Music	Pandora	iHeart Radio	Rhapsody
Entertainment	hulu	CBS	HBO
Gaming	King	EA	zynga
Agency	WPP	Aol.	dentsu

digital turbine®

Smartphones and Apps are the Technology Ecosystem of Our Time

Digital Turbine is uniquely positioned to capitalize on this growing market opportunity

- 1.49 billion smartphones shipped globally in 2016, with Android's overall market share reaching 84.8 percent share
- The "App Economy" is here to stay – 80%+ of content consumed on smartphones is through apps
- Global mobile advertising market surpassed $100 billion in 2016, with the U.S. accounting for $46 billion
  - Facebook is driving approximately $5.2 billion in quarterly mobile ad revenue, with a significant portion from app install ads

The Mobile Ad Spend Gap


Time Spent
Ad Spend
4%
16%
13%
10%
36%
39%
22%
23%
25%
12%
$46bn Market Opportunity in the U.S.
Print
Radio
TV
Internet
Mobile

Source: Strategy Analytics, Statista, KPCB

Global Mobile Advertising Market


U.S.
Global
($ in billions)
$0
$50
$100
$150
$200
$250
$300
$19
$43
$72
$109
$144
$185
$217
$247
$10
$19
$32
$46
$57
$69
$78
$87
2013A
2014A
2015A
2016A
2017P
2018P
2019P
2020P

Platform businesses drive more shareholder value


Aol.
HBO
STARBUCKS
Producers
Ignite
Platform
Consumers
Jio
at&t
verizon
Lenovo
américa móvil
U.S. Cellular


30
25
20
15
10
05
0
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
ebay
priceline.com
Etsy

Source: applicoinc.com_2016

Ignite Platform –
Single Set of Capabilities = Multiple Revenue Streams


Digital Turbine Media
License
Data, DMP
Delivers
Pay
Screens
Ignite
1.0, 2.0, 3.0

Digital Turbine Media - DT sourced inventory to homescreens

License - O&O partners pay DT for delivering their apps

Delivers - 'One-click' to apps

Pay - Integration of carrier billing into apps

Additional Screens - IoT, TV's, Auto, Tablets, etc.

Data/DMP - Ability to monetize data set
e.g. Facebook Audience Network (FAN)

Ignite Platform –
Single Set of Capabilities = Multiple Revenue Streams


Digital Turbine Media
License
Data, DMP
Delivers
Pay
Screens
Ignite
1.0, 2.0, 3.0

Digital Turbine Media - DT sourced inventory to homescreens

License - O&O partners pay DT for delivering their apps

Delivers - 'One-click' to apps

Pay - Integration of carrier billing into apps

Additional Screens - IoT, TV's, Auto, Tablets, etc.

Data/DMP - Ability to monetize data set e.g. Facebook Audience Network (FAN)

digital turbine

digital turbine

Digital Turbine Media: Building Connections and Facilitating Transactions

Solving problems and creating opportunities for all parties in today's app economy

	End Customers	Advertisers	Operators & OEMs
Problem	App discovery & app install friction	Profitable user acquisition	Cut out of the app economy
The Digital Turbine Solution	▪ Promote app discovery and foster improved conversion rates ▪ Enhance/personalize the overall end-user experience by delivering more relevant content via proprietary data analytics engine fricitonlessly	▪ Target and acquire new customers with unique home screen access ▪ Provide measurable tracking data to maximize campaign ROI	▪ Improve profit margins by more effectively monetizing valuable "beachfront" app property ▪ Actively engage with subscribers to deliver a richer user experience (no longer a "dumb pipe")

The Digital Turbine Media: Building Connections and Facilitating Transactions

Solving problems and creating opportunities for all parties in today's app economy

	Consumers	Advertisers	Operators & OEMs
Problem	App discovery & app install friction	Profitable user acquisition	Cut out of the app economy
The Digital Turbine Solution	▪ Promote app discovery and foster improved conversion rates ▪ Enhance/personalize the overall end-user experience by delivering more relevant content via proprietary data analytics engine in a frictionless manner	▪ Target and acquire new customers with unique home screen access ▪ Provide measurable tracking data to maximize campaign ROI	▪ Improve profit margins by more effectively monetizing valuable "beachfront" app property ▪ Actively engage with subscribers to deliver a richer user experience (no longer a "dumb pipe")

Digital Turbine's mission is to deliver the right app to the right customer at the right time

Recent Deployments and New Partner Announcements

Deployments with major distributors and new partners reflect multi-faceted demand

Launched

Lenovo

- Lenovo launched with Ignite in May 2017; Ignite is currently live on Moto E devices globally
- $45B+ company with customers in more than 160 countries; 10% smartphone market share in India
- Shipped a total of 15m smartphones in CQ4; Sales of Moto-branded phones grew 20% Q/Q

INDUS

- Named exclusive provided for Indus OS mobile app campaigns
- Indus OS is already the 2nd most popular mobile OS in India, the world's fastest growing smartphone market
- Multiyear agreement to provide and manage app campaigns set to begin in the second half of 2017

Featured Upcoming Launches

T-Mobile

- Expect to launch first devices with T-Mobile/Metro PCS beginning in the September quarter
- 67m 4G LTE wireless subscribers in the U.S.

acer

- Expect to launch Ignite with Acer, a leading global electronics brand, in the September quarter
- Ignite slated to become a standard feature on Android devices pursuant to multiyear global agreement

TRACFONE

- Expect to launch Ignite with Tracfone beginning in the September quarter
- Leading no-contract provider with 25m subscribers and 90,000 retail locations in the Americas

micromax

- Expect to launch Ignite with Micromax in the September quarter
- One of the largest smartphone manufacturers in India with an estimated 11% domestic market share

Source: Company websites, Counterpoint Research

Operational and Financial Update

Operational Update

- Ignite was successfully deployed on the recently launched **Samsung Galaxy S8 and S8+** with key carriers, including Verizon, AT&T/Cricket, and America Movil
- **AT&T launched 'Ignite Blended Flow'** version and is now delivering sponsored native app preloads as well as the AppSelect wizard
- "Same-store" bid rate and **revenue-per-slot increases** continue to showcase the strengthening demand for unique access to the home screen
- **Ignite 3.0** expands the addressable market opportunity and generates additional sources of recurring revenue by helping end users minimize app install friction, organize apps more efficiently, balance privacy concerns with data insights, and facilitate in-app purchases
  - **Ignite Delivers enables frictionless "one-click" app installs and is now live in select trials**
- DT Pay continues to gain meaningful traction in the mobile payment marketplace and is now live in India, Singapore, and the Philippines

Financial Update

- **Credit Facility Details**

Management Team and Board of Directors

Management Team

- Bill Stone, *CEO*
  - Bill was previously SVP at QUALCOMM Inc. He has served as CEO/President of multiple startups and has extensive experience in carrier relations, mobile, content, marketing and distribution, having held executive positions at several carriers such as Verizon, Vodafone, and AirTouch.
- Barrett Garrison, *EVP & CFO*
  - Barrett served as the Chief Financial Officer of Competitor Group, Inc., a media and event company in the active lifestyle industry,; the Chief Financial Officer of Netspend, a division of TSYS Company, a leading financial technology company
- Daphna Steinmetz, *CTO*
  - Daphna was previously CTO of ThetaRay, VP Strategy and Innovation at Amdocs, Chief Innovation Officer at Comverse, and on the board of Amobee (sold to Singtel).
- Nick Montes, *EVP Global Business Development*
  - Nick served as President of Logia Mobile USA, CEO of Viva Vision, and spent 10 years in senior level sales and marketing positions with Verizon Wireless.
- Jon Mooney, *Head of Asia Pacific*
  - Jon was founder and COO of MIA prior to its acquisition by Digital Turbine in 2013. He worked previously at T-Mobile and Telstra in Europe and Asia Pacific.

Board of Directors

- Rob Deutschman
  - Chairman of the Board
  - Managing Director at Cappello Capital
  - Former Managing Director at Saybrook Capital
- Mohan Gyani
  - Former President and CEO of AT&T Wireless Mobility Services
  - Currently on board of Ruckus Wireless and Idea Cellular
  - Prior boards: MTS, Keynote Systems, Safeway
- Jeff Karish
  - President of Windsor Media
  - Former Head of Media Strategy & Corporate Development at Yahoo
- Chris Rogers
  - Partner at Lumia Capital
  - Former Co-Founder of Nextel Communications and SVP at Sprint Nextel
- Paul Schaeffer
  - Co-Founder, Vice Chairman & COO of Mandalay Entertainment Group
  - Former EVP of Sony Pictures
- Bill Stone, *CEO*

Investment Highlights

digital turbine Investment Highlights

- Uniquely positioned in high growth, $100 billion mobile advertising market
- 30+ partnerships and long-term distribution deals with top-tier global carriers including Verizon, America Movil, Reliance Jio and AT&T
- Powered >450 million app preloads for thousands of advertisers and access to more than one billion mobile subscribers globally
- 70% Y/Y organic revenue growth in the O&O business in the recently completed December 2016 quarter
- Increasingly diverse revenue mix rapidly shifting to higher margin revenue streams amid expanding market opportunity
- Several impending high-profile partner launches and promising business development pipeline
- Experienced management team and board with a track record of outstanding business growth at various carriers and technology companies including AT&T, Sprint, Nextel, Yahoo, and Sony

Summary Financials

($ in millions, except for per share data)	Fiscal Year Ending March 31, 2014A	2015A	2016A	Q1-Q3 2017A
Total Net Revenues	**$24.4**	**$28.3**	**$86.5**	**$69.2**
YoY Growth %	*533%*	*16%*	*206%*	
Non-GAAP Gross Profit	**$9.6**	**$8.1**	**$20.4**	**$15.1**
Non-GAAP Gross Margin	*39%*	*29%*	*24%*	*22%*
Non-GAAP Adjusted EBITDA	**($7.9)**	**($13.4)**	**($9.1)**	**($8.2)**
Operating Income (Loss)	**($15.5)**	**($23.7)**	**($25.9)**	**($18.2)**
EPS	($0.63)	($0.63)	($0.46)	($0.26)
Common shares outstanding	27.5	39.0	61.8	66.4

** Non-GAAP adjusted gross profit and gross margin are defined as GAAP gross profit and gross margin adjusted to exclude the effect of intangible amortization expense.*
** Non-GAAP Adjusted EBITDA is calculated as GAAP net Income (loss) excluding interest expense, FX gains (losses), income taxes, depreciation and amortization, stock-based compensation expense, the change in fair value of derivatives, other income/(expense).*

Evolving Mix Shift Toward Higher-Margin O&O Business

O&O revenue has more than tripled over the past six quarters and now exceeds 50% of total revenue

Quarterly Revenue By Business


$25m
$20m
$15m
$10m
$5m
$0m
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
O&O
A&P
Content

digital turbine

Balance Sheet

($ in millions)	December 31, 2016
ASSETS	
Current assets	
Cash and cash equivalents	$6.03
Accounts receivable, net of allowance	19.27
Deposits	0.13
Prepaid expenses and other current assets	0.55
Total current assets	$25.98
Property and equipment, net	2.48
Deferred tax assets	0.29
Intangible assets, net	6.85
Goodwill	76.62
TOTAL ASSETS	**$112.22**
LIABILITIES AND STOCKHOLDERS' EQUITY	
Current liabilities	
Accounts payable	$19.81
Accrued license fees and revenue share	8.91
Accrued compensation	1.11
Other current liabilities	1.63
Total current liabilities	$31.46
Convertible notes, net of debt issuance costs	$9.46
Convertible note embedded derivative liability	$1.27
Warrant liability	$0.43
Other non-current liabilities	1.10
Total liabilities	**$43.71**
Stockholders' equity	**$68.51**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$112.22**

Thank you

B. Riley Conference
May 25, 2017